Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

RAREVIEW LONGEVITY INCOME GENERATION FUND

Retail Class	RLIGX
Institutional Class	RVIGX

Supplement dated May 26, 2017 to the Statement of Additional Information (“SAI”), dated October 31, 2016.

Effective immediately, the third paragraph under “Execution of Portfolio Transactions” section beginning on page B29 in the SAI is revised and supplemented as follows:

The Advisor seeks to achieve best execution when placing orders for securities. The Advisor must execute transactions so that the total cost or proceeds are the most favorable when all circumstances are considered. The Advisor has an investment team responsible for placing orders, requesting changes to the approved list of broker-dealers, and identifying any potential issues with the approved broker-dealers (the “Investment Team”). This Investment Team may only execute trades with approved broker-dealers and maintains the responsibility for ensuring that best execution is achieved. The Advisor monitors trade execution quarterly. If the Investment Team or Chief Investment Officer determine that an approved broker-dealer is not providing best execution, that broker-dealer may be removed from the approved list. Though the Advisor does not seek to engage in directed brokerage on its own, it may engage in such practices upon a client’s request.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process.  The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e).  Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services.   Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

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You should read this Supplement in conjunction with the Prospectus and the SAI.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 888-RVFUNDS (888-783-8637)

Please retain this Supplement for future reference